SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported) May 9, 2003


                      ORION DIVERSIFIED TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in Charter)


       New Jersey                    0-4006                      22-1637978
 (State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)              File Number)           Identification Number)

                 630 Shore Road, Suite 505, Long Beach, NY 11561
               (Address of principal executive office)  (zip Code)

Registrant's telephone number, including area code: (516) 431-1942

                                 Not Applicable
         (Former name and former address, as changed since last report)


The Exhibit Index required by Item 601 of Regulations S-K appears on Page 3 of this Report.


ITEM 5. Other Events and Required FD Disclosure.

On May 9, 2003, Orion Diversified Technologies, Inc., a New Jersey corporation (the "Registrant"), and the five entities and individual holders of all of the outstanding capital stock (the "Holders") of Ovale S.A., a Swiss corporation ("Ovale"), entered into a Stock Exchange Agreement (the "Agreement"). Pursuant to the Agreement, the Holders agreed to tender to the Registrant all of the issued and outstanding shares of common stock of Ovale in exchange for an aggregate of 5,900,000 shares of common stock of the Registrant (the "Exchange"). As a result, and at the closing of the Exchange, Ovale will become a wholly owed subsidiary of the Registrant, and the Holders will collectively own approximately 60% of the total number of shares of the Registrant's common stock expected to be issued and outstanding as of that date. The transaction with the Holders is being accounted for as a reverse acquisition. The Agreement, which contains the customary representations and warranties, requires Ovale to furnish the Registrant with audited financial statements.

     Following the closing of the Exchange with Ovale, of which there can be no assurance, it is expected that: (i) Messrs. Vladimir Fabert and Gilles Neveau will be elected as the Registrant's principal executive officers and as members of the Registrant's Board of Directors; (ii) the Registrant will elect a Chief Financial Officer; (iii) Irwin Pearl will remain as a member of the Registrant's Board of Directors; and (iv) the Registrant will become principally engaged in the design and distribution of high quality infant clothing, gifts and accessories.

On May 9, 2003, all of the Registrant's directors and the holders of approximately 62% of the issued and outstanding shares of the Registrant's common stock, $.01 par value per share, consented in writing to the adoption of a number of actions designed to implement the Exchange and the change in the Registrant's (the "Majority Consent"). The Majority Consent, which was adopted pursuant to the permissive provisions of Section 14A:5-6 the New Jersey Statutes Annotated (the "New Jersey Section"), was comprised of the authorization and/or approval of the following actions: (i) the Exchange; (ii) an amendment to the Registrant's Certificate of Incorporation to effectuate: (a) an increase in the number of authorized shares of common stock, $.01 par value per share, to 20,000,000; (b) the creation of an authorized class of 2,000,000 "blank check" shares of Preferred Stock, $.01 par value per share; and (c) authorizing the Registrant's Board of Directors to change the name of the Registrant to Ovale, Inc. or such other name as it shall determine to be appropriate; (iii) a private placement under Regulation S under the Securities Act of 1933, as amended (the "Act") of up to an aggregate of 1,000,000 restricted shares at $1.50 per share;
(iv) a second private placement under Regulation S and/or Rule 506 of Regulation D under the Act of up to an aggregate of 1,000,000 restricted shares at $1.50 per share; (v) the adoption of the Registrant's 2003 Long Term Incentive Plan wherein an aggregate of 2,000,000 shares of the Registrant's common stock, $.01 par value per share, are reserved for issuance of grants thereunder; (vi) granting to the existing Board of Directors the authority to elect Vladimir Fabert and Gilles Neveau as Directors of the Corporation; (vii) ratifying the Board of Directors selection of Bloom & Co, LLP as independent auditors; and
(viii) ratifying the acts and actions of management since the last annual meeting of the shareholders of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  10(k)    Stock Exchange Agreement dated May 9, 2003
                  10(l)    Majority Consent dated May 20, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

Dated: Long Beach, New York
            May 21, 2003

                                           ORION DIVERSIFIED TECHNOLOGIES, INC.



                                           BY: /s/ Irwin Pearl
                                               Irwin Pearl, President









                                 EXHIBIT 10(k):


                            STOCK EXCHANGE AGREEMENT


                                      Among


         Orion Diversified Technologies, Inc., a New Jersey corporation


                                       And


        The Holders of all of the Issued and Outstanding Capital Stock of
                         Ovale, SA., a Swiss Corporation

                                   May 9, 2003






                                TABLE OF CONTENTS


                                                                        Page

1.  Definitions...........................................................1

2.  Exchange of Orion Shares for Ovale Shares.............................4
         2.1      Basic Transaction.......................................4
         2.2      Exchange................................................4
         2.3      The Closing.............................................4
         2.4      Deliveries at the Closing...............................4

3.  Due Diligence Review Period...........................................4
         3.1      Due Diligence Review....................................4

4.  Representations and Warranties Concerning the Transaction.............4
         4.1      Representations and Warranties of the Shareholders......4
         4.2      Representations and Warranties of Orion.................6
         4.3      Representations and Warranties Concerning the
                   Transaction............................................7

5.  Pre-Closing Covenants................................................11
         5.1      General................................................11
         5.2      Certain Financial Statements...........................11
         5.3      Certain Emplyment Agreements...........................12
         5.4      Notices and Consents...................................12
         5.5      Operation of Business..................................12
         5.6      Preservation of Business...............................12
         5.7      Full Access............................................12
         5.8      Notice of Developments.................................12
         5.9      Exclusivity............................................12

6.  Post-Closing Covenants...............................................13
         6.1      General................................................13
         6.2      Confidentiality........................................13
         6.3      Amendment of Articles of Incorporation.................13

7.  Conditions to Obligation to Close....................................13
         7.1      Conditions to Obligation of Orion......................13
         7.2      Conditions to Obligation of the Shareholders...........14

8.  Survival and Indemnification.........................................15
         8.1      Survival of Representations and Warranties.............15
         8.2      Indemnification Provisions for Benefit of Orion........15
         8.3      Indemnification Provisions for Benefit of
                   the Shareholders......................................15
         8.4      Matters Involving Third Parties........................15
         8.5      Other Indemnification Provisions.......................16

9.  Termination..........................................................16
         9.1      Termination of Agreement...............................16
         9.2      Effect of Termination..................................17

10. Miscellaneous........................................................17
         10.1     Amendments and Waivers.................................17
         10.2     Construction...........................................17
         10.3     Counterparts...........................................17
         10.4     Entire Agreement.......................................18
         10.5     Expenses...............................................18
         10.6     Facsimile Execution....................................18
         10.7     Governing Law..........................................18
         10.8     Headings...............................................18
         10.9     Incorporation of Exhibits, Annexes, and Schedules......18
         10.10    Nature of Certain Obligations..........................18
         10.11    No Third-Party Beneficiaries...........................18
         10.12    Notices................................................18
         10.13    Press Releases and Public Announcements................19
         10.14    Severability...........................................19
         10.15    Specific Performance...................................19
         10.16    Submission to Jurisdiction.............................19
         10.17    Succession and Assignment..............................20


Exhibit 4.3(b) The Transaction Documents

Exhibit 4.3(i) Most Recent Financial Statements

Exhibit 4.3(o)(3) Intellectual Property



                            STOCK EXCHANGE AGREEMENT


     Stock Exchange Agreement (the "Agreement") entered into on May 9, 2003, by and among Orion Diversified Technologies, Inc., a New Jersey corporation ("Orion") and the holders (collectively, the "Shareholders") of all 100 of the issued and outstanding common stock, 1,000 CHF (i.e., Swiss Francs) par value (the "Ovale Shares") of Ovale SA., a Swiss corporation ("Ovale"). Orion and the Shareholders are hereinafter referred to collectively as the "Parties."

     This Agreement contemplates a transaction in which Orion will exchange Five Million Nine Hundred Thousand (5,900,000) of the $.01 par value common shares of Orion (the "Orion Shares") with the Shareholders for the Ovale Shares, whereupon Ovale will become a wholly owned Subsidiary of Orion.

     Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.0 Definitions.

     "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

     "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and attorneys' fees and expenses.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Applicable Rate" means the prime rate of interest announced from time to time by First Union National Bank per annum.

     "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

     "Closing" has the meaning set forth in Paragraph 2.3 below.

     "Closing Date" has the meaning set forth in Paragraph 2.3 below.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Confidential Information" means any information concerning the business and affairs of Ovale that is not already generally available to the public.

     "Disclosure Schedule" has the meaning set forth in Paragraph 4.3 below.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

     "Employee  Pension  Benefit  Plan" has the  meaning set forth in ERISA Sec.
     3(2).

     "Employee  Welfare  Benefit  Plan" has the  meaning set forth in ERISA Sec.
     3(1).

     "Environmental, Health, and Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Indemnified Party" has the meaning set forth in Paragraph 8.4 below.

     "Indemnifying Party" has the meaning set forth in Paragraph 8.4 below.

     "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

     "Knowledge" means actual knowledge after reasonable investigation.

     "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

     "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

     "Most Recent Financial Statements" has the meaning set forth in Paragraph 4.3(i) below.

     "Most Recent Fiscal Period" has the meaning set forth in Paragraph 4.3(i) below.

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Orion" has the meaning set forth in the preface above.

     "Orion Shares" has the meaning set forth in the preface above.

     "Ovale" has the meaning set forth in the preface above.

     "Ovale Shares" has the meaning set forth in the preface above.

     "Party" has the meaning set forth in the preface above.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable, or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Shareholders" has the meaning set forth in the preface above.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Sec. 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "Third Party Claim" has the meaning set forth in Paragraph 8.4(a) below.

     2.0 Exchange of Orion Shares for Ovale Shares.

     2.1 Basic Transaction. On and subject to the terms and conditions of this Agreement, Orion agrees to acquire from each of the Shareholders and each of the Shareholders agrees to transfer to Orion, such amount of the Ovale Shares owned by each such Shareholder for the number of Orion Shares specified below in this Paragraph 2.

     2.2 Exchange. Orion agrees, at the Closing, to deliver to each Shareholder fifty-nine thousand (59,000) Orion Shares for each one (1) Ovale Share held by such Shareholder. The respective holdings of Ovale Shares by each Shareholder is as set forth in Paragraph 1 of Exhibit 4.1.

     2.3 The Closing. The closing of the exchange transaction contemplated by this Agreement (the "Closing") shall take place at the offices of Levy Boonshort & Spinell, P.C. in New York City commencing at 10:00 a.m. local time on or before December 31, 2003, or such other date as Orion and the Shareholders may mutually determine (the "Closing Date").

     2.4 Deliveries at the Closing. At the Closing:

          (a) Each Shareholder and the Ovale Responsible Party (as hereinafter defined) will deliver to Orion the various certificates, instruments, and documents referred to in Paragraph 7.1 below;

          (b) Orion will deliver to the Shareholders the various certificates, instruments, and documents referred to in Paragraph 7.2 below;

          (c)  Each  Shareholder  will  deliver  to  Orion  stock   certificates
     representing all of such Shareholder's Ovale Shares, endorsed in blank or accompanied by duly executed assignment documents; and

          (d) Orion will deliver to each of the Shareholders, either the Orion Shares or an executed irrevocable instruction (the "Issuance Instruction") to the transfer agent of Orion (the "Transfer Agent") directing the Transfer Agent to issue the Orion Shares in accordance herewith.

     3.0 Due Diligence Review Period.

     3.1 Due Diligence Review. Orion has had a period of time (the "Due Diligence Review Period") which expired at 5:00 P.M. on December 31, 2002 (the "Due Diligence Review Period Expiration Date") to have reviewed such business, legal and accounting due diligence matters, in such manner as Orion may have deemed necessary or appropriate, associated with Ovale and the Ovale Shares.

     4.0 Representations and Warranties Concerning the Transaction.

     4.1 Representations and Warranties of the Shareholders. Each of the Shareholders represents and warrants to Orion that the statements contained in this Paragraph 4.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Paragraph 4.1) with respect to such Shareholder.

               (a) Organization of Certain Shareholders. If the Shareholder is a corporation or other entity, the Shareholder is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

               (b) Authorization of Transaction. Each Shareholder has full power and authority (including, if the Shareholder is a corporation or other organization, full organizational power and authority) to execute and deliver this Agreement and to perform the obligations of Shareholder hereunder. This Agreement constitutes the valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms and conditions. The Shareholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the exchange transaction contemplated by this Agreement.

               (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the exchange transaction contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any Shareholder is subject or, if a Shareholder is an entity, any provision of its organizational documents, or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Shareholder is a party or by which any Shareholder is bound or to which any of the assets of such Shareholder is subject.

               (d) Brokers' Fees. No Shareholder has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the exchange transaction contemplated by this Agreement for which Orion could become liable or obligated.

               (e) Investment. Each Shareholder:

                    (1) Understands that the Orion Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, which depends upon, among other things, the accuracy of the required representations and warranties of Shareholders;

                    (2)  That  there  shall  be  imprinted  on the  face of each
               certificate   representing   the   Orion   Shares   acquired   by
               Shareholders the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                    (3) Understands that the Orion Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available, and Shareholders acknowledge that Orion shall have no obligation whatsoever to register the Orion Shares under that Act;

                    (4) Understands the provisions of Rule 144 (the "Rule") promulgated under the Act permit limited resale of securities purchased in a private transaction, subject to the satisfaction of certain conditions as set forth in the Rule;

                    (5) Is acquiring  the Orion Shares solely for the account of such Shareholder for investment purposes, and not with a view to the distribution thereof;

                    (6) Has had the  opportunity  to obtain such  information as such Shareholder desired in order to evaluate the merits and the risks inherent in acquiring and holding the Orion Shares;

                    (7) Is able to bear the economic  risk and lack of liquidity inherent in holding the Orion Shares.


               (f) Lack of Information. Shareholders understand that Shareholders are acquiring the Orion Shares without being furnished any offering literature or prospectus. The Shareholders acknowledges that Shareholders have obtained such information or data as Shareholders may deem appropriate in order to provide the Shareholders with the basis of making an informed investment decision with respect to the acquisition of the Orion Shares. The Shareholders have been given the opportunity to meet with representatives of Orion and to have such representatives answer any questions and provide any additional information regarding the terms and conditions of an investment in the Orion Shares as deemed relevant by the Shareholder or as a result of any independent investigations made by any Shareholder or by any Shareholder's representative.

               (g) Ovale Shares. Each Shareholder holds of record and owns beneficially the number of Ovale Shares set forth next the name of such Shareholder on Exhibit 4.1, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. No Shareholder is a party to any option, warrant, purchase right, or other contract or commitment that could require the Shareholder to sell, transfer, or otherwise dispose of any Ovale Shares (other than this Agreement). The Ovale Shares held by each such Shareholder represents all of the issued and outstanding capital stock of Ovale owned by such Shareholder.

          4.2 Representations and Warranties of Orion. Orion represents and warrants to the Shareholders that the statements contained in this Paragraph 4.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Paragraph 4.2).

               (a) Organization of Orion. Orion is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

               (b) Authorization of Transaction. Orion has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Orion, enforceable in accordance with its terms and conditions. Orion need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the exchange transaction contemplated by this Agreement.

               (c)  Noncontravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the exchange transaction contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Orion is subject or any provision of its charter or bylaws or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Orion is a party or by which it is bound or to which any of its assets is subject.

               (d) Brokers' Fees. Orion has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the exchange transaction contemplated by this Agreement for which any Shareholder could become liable or obligated.

               (e) Investment. Orion is not acquiring Ovale Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act.

               (f) Lack of Information. Orion is acquiring the Ovale Shares without being furnished any offering literature or prospectus. Orion acknowledges that Orion has obtained such information or data as Orion may deem appropriate in order to provide Orion with the basis of making an informed investment decision with respect to the acquisition of the Ovale Shares. Orion has been given the opportunity to meet with representatives of Ovale and to have such representatives answer any questions and provide any additional information regarding the terms and conditions of the acquisition of Ovale as deemed relevant by Orion or as a result of any independent investigation made by Orion or by any representative of Orion.

               4.3 Representations and Warranties Concerning the Transaction.

               (a) The Shareholders have caused Vladimir Fabert, the president and chief operating officer of Ovale (the "Ovale Responsible Party") to have provided for and on behalf of Ovale, the representations and warranties contained in this paragraph 4.3. Accordingly, Ovale and the Ovale Responsible Party have joined in the execution of this Agreement for the purpose of confirming such representations and warranties.

               (b) The Ovale Responsible Party has provided a copy of that certain agreement between Ovale and Gilles Neveau (the "Design Agreement") to Orion for review, a copy of which is attached hereto as
          Exhibit 4.3(b).

               (c) Orion is aware that certain Shareholders are shareholders of Orion, and, as a result, certain conflicts of interest may exist in connection with the execution of and performance under this Agreement.

               (d) Organization, Qualification, and Corporate Power. Ovale is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Ovale is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Ovale has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it. Ovale is not in default under or in violation of any provision of its charter or bylaws.

               (e) Capitalization. The entire authorized capital stock of Ovale consists of One Hundred Thousand (100,000) shares of commom stock, 1,000 CHF (Swiss Francs), and all of such shares represent the Ovale Shares, and are the only shares of Ovale that are issued and outstanding. All of the issued and outstanding Ovale Shares have been duly authorized, are validly issued, fully paid, and non-assessable, and are held of record by the respective Shareholders as set forth in on Exhibit 4.1. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Ovale to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Ovale. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Ovale.

               (f) Noncontravention. Ovale is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the exchange transaction contemplated by this Agreement. Neither the execution and the delivery of this Agreement nor the consummation of the exchange transaction contemplated hereby will:

                    (9) violate any  constitution,  statute,  regulation,  rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Ovale is subject or any provision of the charter or bylaws of Ovale; or

                    (10)  conflict  with,  result in a breach of,  constitute  a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Ovale is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets).

               (g) Title to Assets. Ovale has good and marketable title to, or a valid leasehold interest in, it properties and assets, used by Ovale, located on its premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet.

               (h) Subsidiaries. Ovale has no Subsidiaries.

               (i) Financial Statements. Attached hereto as Exhibit 4.3(i) are certain financial statements of Ovale (the "Most Recent Financial Statements"). The Most Recent Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of Ovale, as of such dates and the results of operations of Ovale for such periods, are correct and complete, and are consistent with the books and records of Ovale (which books and records are correct and complete); provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items. The Most Recent Financial Statements include audited balance sheets, statements of income, changes in stockholders' equity, and cash flow for the period from commencement to April 30, 2003 (the "Most Recent Fiscal Period").

               (j) Events Subsequent to Most Recent Fiscal Period. Since the Most Recent Fiscal Period, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Ovale.

               (k) Undisclosed Liabilities. Ovale does not have any Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for:

                    (11) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto); and

                    (12) Liabilities which have arisen after the Most Recent Fiscal Period in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

               (l) Legal Compliance. Ovale, and its predecessors and Affiliates has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

          (m) Tax Matters.

                    (13) Ovale has filed all Tax Returns that it was required to file, if any. All such Tax Returns, if filed, to were correct and complete in all respects. All Taxes owed by Ovale (whether or not shown on any Tax Return) have been paid. Ovale is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where Ovale does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of Ovale that arose in connection with any failure (or alleged failure) to pay any Tax.

                    (14) Ovale has withheld and paid all Taxes  required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                    (15) Ovale does not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of Ovale either: (i) claimed or raised by any authority in writing; or (ii) as to which the Ovale Responsible Party has Knowledge based upon personal contact with any agent of such authority.

                    (16) Ovale has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (n) Real Property.

                    (17) Ovale does not own any real property.


          (o) Intellectual Property.

                    (18) Ovale owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of Ovale as presently conducted and as proposed to be conducted. Each item of Intellectual Property owned or used by Ovale immediately prior to the Closing hereunder will be owned or available for use by Ovale on identical terms and conditions immediately subsequent to the Closing hereunder. Ovale has taken all necessary action to maintain and protect each item of Intellectual Property that it owns or uses.

                    (19) Ovale has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and the Ovale Responsible Party has no knowledge of any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Ovale must license or refrain from using any Intellectual Property rights of any third party). To the Knowledge of the Ovale Responsible Party, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of Orion.

                    (20) Exhibit 4.3(o)(3)  identifies each item of Intellectual
               Property, including but not necessarily each patent, license, agreement, other permission, trade name or unregistered trademark used Ovale in connection with its business. With respect to each item of Intellectual Property so described:

                         (A) Ovale possess all right, title, and interest in and
                    to the item, free and clear of any Security Interest, license, or other restriction;

                         (B)  the  item  is  not  subject  to  any   outstanding
                    injunction, judgment, order, decree, ruling, or charge;

                         (C) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending which challenges the legality, validity, enforceability, use, or ownership of the item; and

                         (D) Ovale has ever agreed to  indemnify  any Person for
                    or against any interference, infringement, misappropriation, or other conflict with respect to the item.

                         (p) Tangible Assets. Ovale does not yet own or lease such buildings, machinery, equipment, and other tangible assets as may be necessary for the conduct of its business.

          (q) Inventory. Ovale does not own any Inventory.

               (r) Contracts. A copy of the Design Agreement and any other material written agreement between Ovale and any third party has been delivered to Orion. With respect to each such agreement:

                    (21) the agreement is legal,  valid,  binding,  enforceable, and in full force and effect;

                    (22) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the exchange transaction contemplated hereby;

                    (23) no party is in  breach  or  default,  and no event  has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under any such agreement;

                    (24) no  party  has  repudiated  any  provision  of any such agreement.

               (s) Notes and Accounts Receivable. Ovale does not own any notes or accounts receivable.

               (t) Powers of Attorney. There are no outstanding powers of attorney executed on behalf of any of Ovale.

               (u) Insurance. Ovale does not own or possess any Insurance.

               (v) Litigation. Ovale is not involved in any litigation matters, and the Ovale Responsible Party has no reason to believe that any action, suit, proceeding, hearing, or investigation may be brought or threatened against Ovale.

               (w) Product Warranty. Ovale has not yet manufactured, sold, leased, or delivered any products, and Ovale has no Liability in connection with any Product Warranty.

               (x) Product Liability. Ovale has no Liability arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by any of Ovale.

               (y) Employees. Ovale has no employees other than its executive officers.

               (z) Employee Benefits. Ovale does not maintain any Employee Benefit Plan.

               (aa) Guaranties. Ovale is not a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person.

               (bb) Environment, Health, and Safety. Ovale and its predecessors and Affiliates has complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

               (cc) Disclosure. The representations and warranties contained in this Paragraph 4.3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Paragraph 4.3 not misleading.

          5.0 Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

          5.1 General. Each of the Parties will use such Parties' best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the exchange transaction contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Paragraph 7 below).

          5.2 Certain Financial Statements. It is specifically acknowledged by Shareholders that the transactions contemplated by this Agreement are expected to trigger a requirement upon Ovale to file a Form 8K (the "Filing Requirement") pursuant to the provisions of the Securities Exchange Act, and that as a part of such Filing Requirement, Orion expects to be required to provide certain financial statements in the form dictated by Regulation S-X (the "Ovale 8K Financial Statements"). Accordingly, as a condition of the obligation of Orion to conclude the Closing, Ovale shall, at the sole cost and expense of Shareholders, obtain from such firm of certified public accountants as may be deemed reasonably appropriate by Orion, the Ovale 8K Financial Statements. In the event that for any reason whatsoever, Orion does not receive the Ovale 8K Financial Statements, in a form acceptable to Orion, prior to the Closing Date, Orion shall be entitled to extend the Closing Date for such period as may be necessary in order to obtain the Ovale 8K Financial Statements or Orion shall be entitled to terminate this Agreement.

          5.3 Certain Emplyment Agreements. It is specifically acknowledged by Shareholders that the transactions contemplated by this Agreement are conditioned upon execution by Vladimir Fabert and Gilles Neveu (collectively, the "Proposed Employees") of certain employment agreement (collectively, the "Employment Agreements"). Accordingly, as a condition of the obligation of Orion to conclude the Closing, the Proposed Employees shall have executed the Employment Agreements. In the event that for any reason whatsoever, the Employment Agreements are not executed by the Proposed Employees, in a form acceptable to Orion, on and as of the Closing Date, Orion shall be entitled to extend the Closing Date for such period as may be necessary in order to obtain the Employment Agreements or Orion shall be entitled to terminate this Agreement.

          5.4 Notices and Consents. The Shareholders will cause Ovale to give any notices to third parties, and will cause Ovale to use its best efforts to obtain any third-party consents that Orion may reasonably request in connection with the exchange transaction contemplated hereby.

          5.5 Operation of Business. Ovale will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, Ovale will not declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock.

          5.6 Preservation of Business. The Shareholders will cause Ovale to, and Ovale will keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees, if any.

          5.7 Full Access. Each of the Shareholders will permit, and the Shareholders will cause Ovale to permit, representatives of Orion to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Ovale to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to Ovale.

          5.8 Notice of Developments. The Shareholders will give prompt written notice to Orion of any material adverse development causing a breach of any of the representations and warranties concerning Ovale in Paragraph 4.3. Each Party will give prompt written notice to the other Parties of any material adverse development.

          5.9 Exclusivity. None of the Shareholders will (and none of the Shareholders will vote their Ovale Shares in favor of), nor will the Shareholders cause or permit Ovale (and the Shareholders will notify Orion immediately if any Person makes any) of the following:

               (a) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets of Ovale (including any acquisition structured as a merger, consolidation, or share exchange); or

               (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing.

          6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

          6.1 General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Paragraph 8 below). The Shareholders acknowledge and agree that from and after the Closing, Orion will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to Ovale.

          6.2 Confidentiality. Each of the Shareholders will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to Orion or destroy, at the request and option of Orion, all tangible embodiments (and all copies) of the Confidential Information which are in such Parties' possession. In the event that any of the Shareholders is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, then such Shareholder will notify Orion promptly of the request or requirement so that Orion may seek an appropriate protective order or waive compliance with the provisions of this Paragraph
     6.2. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Shareholders is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, then such Shareholder may disclose the Confidential
     Information to the tribunal; provided, however, that the disclosing Shareholder shall use such Shareholder's reasonable best efforts to obtain, at the reasonable request of Orion, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Orion shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

          6.3 Amendment of Articles of Incorporation. Shareholders understand that the Articles of Incorporation (the "Articles") of Orion currently do not authorize a sufficient number of shares of the Common Stock of Orion to enable Orion to issue all of the Orion Shares to the Shareholders on the Closing Date. Accordingly, on the Closing Date, Orion shall issue as many of the Orion Shares as are available to be issued and, Orion agrees that it shall, as expeditiously as is possible, amend the Articles (the "Amendment") in a manner that will enable Orion to so issue all of the Orion Shares and upon the effectiveness of such Amendment, Orion shall immediately issue to the Shareholders any amount of previously unissued Orion Shares.

     7. Conditions to Obligation to Close.

          7.1 Conditions to Obligation of Orion. The obligation of Orion to consummate the exchange transaction at the Closing is subject to satisfaction of the all of the conditions precedent to closing set forth herein, as well as, the following conditions, unless Orion waives any condition specified in this Paragraph 7.1 or otherwise specified herein by executing a writing so stating at or prior to the Closing:

               (a) the  representations  and  warranties set forth in Paragraphs
          4.1 and 4.3 above shall be true and correct in all material respects at and as of the Closing Date;

               (b) the Shareholders shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

               (c) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the exchange transaction contemplated by this Agreement, cause the exchange transaction contemplated by this Agreement to be rescinded following consummation, affect adversely the right of Orion to own Ovale Shares and to control Ovale or affect adversely the right of Ovale to own its assets and to operate its business (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

               (d) the Shareholders shall have delivered to Orion a certificate to the effect that each of the conditions specified above in Paragraphs 7.1(a) through 7.1(c) is satisfied in all respects.

               (e) all actions to be taken by the Shareholders in connection with consummation of the exchange transaction contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the exchange transaction contemplated hereby will be reasonably satisfactory in form and substance to Orion.

          7.2 Conditions to Obligation of the Shareholders. The obligation of the Shareholders to consummate the exchange transaction at the Closing is subject to satisfaction of the following conditions, unless the Shareholders waive any condition specified in this Paragraph 7.2 by executing a writing so stating at or prior to the Closing:

               (a) the representations and warranties set forth in Paragraph 4.2 above shall be true and correct in all material respects at and as of the Closing Date;

               (b) Orion shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

               (c) no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the exchange transaction contemplated by this Agreement or cause the exchange transaction contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

               (d) Orion shall have delivered to the Shareholders a certificate to the effect that each of the conditions specified above in Paragraph 7.2(a)-7.2(c) is satisfied in all respects; and

               (e) Orion shall have received the  resignations,  effective as of the Closing, of each director and officer of Ovale, and in substitution thereof shall, effective as of the Closing, Orion shall have appointed such directors and officers of Ovale as may be determined appropriate by Orion.

          (f) all actions to be taken by Orion in connection with consummation of the exchange transaction contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the exchange transaction contemplated hereby will be reasonably satisfactory in form and substance to the Shareholders.

          8. Survival and Indemnification.

               8.1 Survival of Representations and Warranties. All of the representations and warranties of the Shareholders contained in this Agreement shall not survive the Closing hereunder (even if Orion knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and shall be merged therein. All of the representations and warranties of Orion contained in this Agreement shall not survive the Closing hereunder (even if Shareholders knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and shall be merged therein.

               8.2 Indemnification Provisions for Benefit of Orion. Subsequent to the Closing, Shareholders shall not have any indemnification obligation in favor of Orion in the event any Shareholders breaches (or in the event any third party alleges facts that, if true, would mean any Shareholder has breached) any of its representations, warranties and covenants contained herein.

               8.3 Indemnification Provisions for Benefit of the Shareholders. Subsequent to the Closing, Orion shall not have any indemnification obligation in favor of Shareholders in the event Orion breaches (or in the event any third party alleges facts that, if true, would mean
          Orion has breached) any of its representations, warranties and covenants contained herein.

               8.4 Matters Involving Third Parties.

               (a)If any third party shall notify any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Paragraph 8, then the Indemnified
          Party shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

     (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim; the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder; the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief; settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party; and the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

     (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Paragraph 8.4(b) above:

               (25) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim;

               (26) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably); and

               (27) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

     (d) In the event any of the conditions in Paragraph 8.4(b) above is or becomes unsatisfied, however:

               (28) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith);

               (29) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses); and

               (30) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Paragraph 8.

     8.5 Other Indemnification Provisions. Each of the Shareholders hereby agrees that such Shareholder will not make any claim for indemnification against Ovale by reason of the fact that such Shareholder was a director, officer, employee, or agent of Ovale or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by Orion against such Shareholder (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

     9. Termination.

          9.1 Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

          (a) Orion and the Shareholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

          (b) Orion may terminate this Agreement by giving written notice to the Shareholders at any time prior to the Due Diligence Review Period Expiration Date.

          (c) Orion may terminate this Agreement by giving written notice to the Shareholders at any time prior to the Closing:

               (1) in the event any of the Shareholders has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Orion has notified the Shareholders of the breach, and the breach has continued without cure for a period of ten (10) business days after the notice of breach; or

               (2) if the Closing shall not have occurred on or before the Closing Date, by reason of the failure of any condition precedent under Paragraph 7.1 hereof (unless the failure results primarily from Orion itself breaching any representation, warranty, or covenant contained in this Agreement); and

          (d) the Shareholders may terminate this Agreement by giving written notice to Orion at any time prior to the Closing:

               (1) in the event Orion has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, any of the Shareholders has notified Orion of the breach, and the breach has continued without cure for a period of ten (10) business days after the notice of breach; or

               (2) if the Closing shall not have occurred on or before the Closing Date, by reason of the failure of any condition precedent under Paragraph 7.2 hereof (unless the failure results primarily from any of the Shareholders themselves breaching any representation, warranty, or covenant contained in this Agreement).

     9.2 Effect of Termination. If any Party terminates this Agreement pursuant to Paragraph 9.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party (except for any Liability of any Party then in breach).

         10.      Miscellaneous.

          10.1 Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Orion and the Shareholders. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          10.2 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

          10.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          10.4 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          10.5 Expenses. Each of the Parties will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the exchange transaction contemplated hereby. Orion acknowledges that Ovale may bear all or a part of the Shareholders' costs and expenses (including any of their legal fees and expenses) in connection with this Agreement or the exchange transaction contemplated hereby.

          10.6 Facsimile Execution. Facsimile signatures on counterparts of this Agreement are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution.

          10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

          10.8 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.9 Incorporation of Exhibits, Annexes, and Schedules. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

          10.10 Nature of Certain Obligations. The covenants of each of the Shareholders in Paragraph 2.1 above concerning the sale of such Shareholder's Ovale Shares to Orion and the representations and warranties of each of the Shareholders in Paragraph 4.1 above concerning the exchange transaction contemplated hereby are several obligations. Accordingly, the Shareholder deemed to have made the representation, warranty, or covenant that if breached and causes any Adverse Circumstances to Orion will be solely responsible to the extent provided in Paragraph 8 above for such Adverse Consequences Orion.

          10.11 No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

          10.12 Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth below using registered or certified mail, return receipt requested, postage prepaid, personal delivery, recognized overnight delivery service, telecopy or electronic mail, and such notice, request, demand, claim, or other communication shall be deemed to have been duly given three (3) days after mailing if sent by registered or certified mail, on the day same is provided to the party undertaking personal delivery, provided that such party provides an acknowledgment of the delivery thereof at the address indicated thereon, on the day after same is provided to the recognized overnight delivery service, provided that such party provides an acknowledgment of the delivery thereof at the address indicated thereon and on the day same is transmitted by telecopy or electronic mail, provided that the party sending same obtains a written confirmation of the electronic delivery thereof. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth. The addresses of the Parties are as set forth below:

      If to the Shareholders:            To the Address listed on Exhibit 4.1


      If to Orion:              630 Shore Road, Suite 505, Long Beach, NY 11561

      If to Ovale:              36 Boulevard Helvetique CH- 1207 Geneva,
                                 Switzerland

          10.13 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Orion; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure). After the Closing, Orion shall make such press releases or public announcements as may be determined by Orion, in the exercise of the reasonable judgment of Orion.

          10.14 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          10.15 Specific Performance. Each of the Parties acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Parties shall be entitled to an injunction or injunctions (without the necessity of posting a bond therefore) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Paragraph 10.16 below), in addition to any other remedy to which they may be entitled, at law or in equity.

          10.16 Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Palm Beach County, Florida, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Shareholder hereby appoints the Secretary of State of the State of Florida as such Shareholder's agent to receive on behalf of such Shareholder service of copies of the summons and complaint and any other process that might be served in the action or proceeding. Any Party may make service on any other Party by sending or delivering a copy of the process as follows (or in any other manner permitted by law or at equity):

          (a) to the Party to be served at the address and in the manner provided for the giving of notices in Paragraph 10.12 above; or

          (b) to the Shareholder to be served in care of the Secretary of State of the State of Florida.

          10.17 Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of such Parties' rights, interests, or obligations hereunder without the prior written approval of Orion and the Shareholders.

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

     Orion Diversified Technologies, Inc.


         By: /s/ Irwin Pearl
            Irwin Pearl, President

         Ovale SA


         By: /s/ Vladimir Fabert
             Vladimir Fabert, Chief Executive Officer


         /s/ Vladimir Fabert
         Vladimir Fabert, Stockholder


         /s/ Gilles Neveu
         Gilles Neveu, Stockholder

         Parthian Securities SA, Stockholder

         By: /s/ G. Shahbazi
         G. Shahbazi, Chief Executive Officer

         Synergy Asset Management SA, Stockholder


         By: Majid El Sole
             Majid El Sole

         Atlantic International Holdings, Ltd., Stockholder


         By: /s/ Richard Iamunno
             Richard Iammuno, President




Exhibit 4.1

                   Shareholder Representations and Warranties

         1.       Shares Issued:



     Shareholder                   Address                    Shares Owned


Vladimir Fabert                                                    25%

Gilles Neveau                                                      25%

Parthian Securities SA                                             18%

Synergy Asset Management SA                                        16%

Atlantic International Capital
Holdings, Ltd.                                                     16%
                                                                 -----

Total                                                             100%

                        Exhibit 10(l)

             WRITTEN CONSENT TO ACTION BY THE BOARD OF DIRECTORS AND
     A MAJORITY OF THE STOCKHOLDERS OF Orion Diversified Technologies, inc.

THE UNDERSIGNED, being all of the directors and the holders of 2,372,600 of the 3,857,397 issued and outstanding shares of common stock, $.01 par value per share (the "Shares") of Orion Diversified Technologies, Inc., a corporation organized and operating under the laws of the State of New Jersey (the "Corporation"), representing a 61% majority of the Corporation's issued and outstanding common stock capitalization, pursuant to the permissive provisions of Section of 14A:5-6 the New Jersey Statutes Annotated, and in accordance with the requirements of the Corporation's Certificate of Incorporation and By-Laws, hereby take the following actions and adopt the following resolutions:

     RESOLVED, that the Board of Directors of the Corporation be, and the same hereby is authorized, empowered and directed in the name and on behalf of the Corporation and under its corporate seal and otherwise, and without further vote or action by the stockholders of the Corporation, to take any and all such action as such directors, in the exercise of their considered business judgment, deem reasonable and necessary to negotiate and consummate a reverse merger business combination with Ovale S.A., a non-affiliated Swiss corporation ("Ovale") and encompassing: (a) an amendment to the Corporation's Certificate of Incorporation to effectuate:
     (i) an increase in the number of shares of common stock, $.01 par value per share (the "Shares"), which the Corporation is authorized to issue from 10,000,000 to 20,000,000 (the "Increase"); (ii) the creation of an authorized class of 2,000,000 shares of Preferred Stock, $.01 par value per share (the "Preferred Stock") and the granting to the Corporation's Board of Directors the authority, without further action by the stockholders of the Corporation to provide for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof; and (iii) authorizing the Corporation's Board of Directors to change of the name of the Corporation to Ovale, Inc. or such other name as the Board of Directors deems reasonable (the "Name Change"); (b) a private placement under Regulation S under the Securities Act of 1933, as amended (the "Act") of up to an aggregate of 1,000,000 Shares at $1.50 per Share, which Shares shall be restricted securities as that term is defined under the Act (the "Private Offering"); (c) a second private placement under Regulation S and/or Rule 506 of Regulation D under the Act of up to an aggregate of 1,000,000 Shares at $1.50 per Share, which Shares shall be restricted securities as that term is defined under the Act (the "Second Private Offering"); (d) the adoption of a 2003 Long Term Incentive Plan (the "Plan") wherein an aggregate of 2,000,000 Shares are reserved for issuance of option under the Plan; (e) the acquisition of all of the issued and outstanding shares of Ovale's common stock, $.01 par value per share, solely in exchange for the issuance of an aggregate of 5,900,000 Shares (the "Reorganization"); and (f) granting to the existing Board of Directors the authority to elect Vladimir Fabert and Gilles Neveau as Directors of the Corporation (the "Authority"). The Increase, the Preferred Stock, the Name Change, the Private Offering, the Second Private Offering, the Plan, the Reorganization and the Authority are hereinafter collectively referred to as the "Business Combination". As of the closing date of the Business Combination, the Corporation shall have an authorized capitalization of 20,000,000 Shares and 2,000,000 shares of Preferred Stock of which 9,757,397 Shares and no shares of Preferred Stock shall be issued and outstanding; and it was

FURTHER RESOLVED, that the Certificate of Incorporation of this Corporation be amended to effectuate the following changes:

     1. To amend Article Fourth thereof, so that the said Article shall be and read as follows:

               "FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is Twenty Million (20,000,000) shares of Common Stock all of which are of the same class and which have a par value of $.01 per share; and Two Million (2,000,000) shares of Preferred Stock, $.01 par value per share;"

     2. To add a new Article Fifth thereof, so that the said Article shall be and read as follows:

               "FIFTH:  The  Board  of  Directors  is  authorized,   subject  to
               limitations prescribed by law and the provisions of Article Fourth, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of New Jersey, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following: (a) The number of shares constituting that series and the distinctive designation of that series; (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series; (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights; (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine; (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which terms, conditions, amounts and dates may vary from time to time; (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
               (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series; and (h) Any other relative rights, preferences and limitations of that series."

     FURTHER RESOLVED, that the Board of Directors selection of Bloom & Co, LLC. as independent certified public accountants to examine and audit the financial statements of the Corporation for the fiscal year ended April 30, 2003, be, and the same hereby is ratified and confirmed by the stockholders of the Corporation; and it was

     FURTHER RESOLVED, that the acts and actions of management since the last annual meeting of the Board of Directors of the Corporation be, and the same hereby are ratified, confirmed and adopted as being in the best interests of the Corporation and its stockholders; and it was

     FURTHER RESOLVED, that the proper officers of the Corporation be, and they hereby are, authorized, empowered and directed, in the name and on behalf of the Corporation and under its corporate seal and otherwise, and without further vote or action by the stockholders of the Corporation, and in any such manner as such officers shall deem reasonable and prudent and in the best interests of the Corporation and its stockholders to execute such documents as are reasonably deemed necessary to implement the Business Combination and to give effect to the transactions addressed by this Shareholder Consent.

By virtue of the foregoing and following the mailing to all non-consenting shareholders of the Corporation of a written notice summarizing the action taken by this consent, the Corporation will file a Certificate of Amendment to the certificate of Incorporation of the Corporation with the State of New Jersey implementing the Reverse Split and change of name and thereafter consummating the Business Combination.

IN WITNESS WHEREOF, this Certificate of Consent has been duly executed and shall be deemed to be effective as of the 2nd day of June 2003.


/s/ Irwin Pearl
_______________________
    Irwin Pearl, Director

/s/ Irwin Pearl
________________________
     Irwin Pearl (10,000 Shares)

/s/ Thomas Regan                            /s/ Thomas Regan
________________________                    ___________________________
   Thomas Regan, Director                        Thomas Regan (28,500 Shares)


/s/ Judy Cabrera                            /s/ G. Shahbazi
________________________                    __________________________
Judy Cabrera (150,000 Shares)                   G.  Shahbazi (114,100 Shares)


Gable International Investments, Ltd.               Grove Partners
(500,000 Shares)                                    (500,000 Shares)

/s/ Hildeberto S. DeFrais                   /s/  Pasquale Catizone
By: _______________________                 By: _______________________
         Hildeberto S. DeFrais,             Pasquale Catizone, Partner
        Authorized Signatory


Parthian Securities SA
(1,000,000 Shares)

/s/  G. Shahbazi

By:_____________________________
     G. Shahbazi, Chief Executive Officer


Pasquale Catizone and Carmine
Catizone as Joint Tenants 70,000 Shares)

/s/  Pasquale Catizone

/s/ Carmine Catizone